SUBSEQUENT EVENTS	12 Months Ended
Oct. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

In November 2020, the Company closed on a public offering of 30,666,665 shares of its common stock at a public offering price of $0.30, for gross proceeds of $9.2 million, which gives effect to the exercise of the underwriter’s option in full. In addition, the Company also undertook a concurrent private placement of warrants to purchase up to 15,333,332 shares of common stock. The warrants have an exercise price per share of $0.35, are exercisable immediately and will expire five years from the date of issuance. The warrants also provide that if there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the warrant shares, the warrants may be exercised via a cashless exercise. After deducting the underwriting discounts and commissions and other offering expenses, the net proceeds from the offering were approximately $8.5 million.

Subsequent to year end, warrant holders from the Company’s November 2020 offering exercised 4,610,000 warrants in exchange for 4,610,000 shares of the Company’s common stock. Pursuant to these warrant exercises, the Company received aggregate proceeds of about $1.6 million which were payable upon exercise.

In December 2020 and January 2021, the Company received an aggregate of $1,345,000 from OS Therapies upon achievement of the $1,550,000 funding milestone set forth in the license agreement. For more information on the license agreement with OS Therapies, please see Note 8 – “Collaboration and Licensing Agreements” above.